UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 17, 2010 (October 1, 2010)

TALEO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 452-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note

Taleo Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on October 1, 2010 (the “Original Filing”), which reported the completion of its acquisition of Learn.com, Inc. (“Learn.com”), to include the required financial statements and pro forma financial information. In the Original Filing, the Company stated that, if required, any financial statements and pro forma financial information would be filed by amendment within seventy-one (71) calendar days from the date that the Original Filing must be filed. The disclosure under Item 9.01 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 9.01 of this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Learn.com as of December 31, 2009 and 2008 and for the years then ended are being filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Learn.com as of June 30, 2010, and for each of the six months ended June 30, 2010 and 2009, are being filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information with respect to the Company’s acquisition of Learn.com are being filed as Exhibit 99.3 to this Form 8-K/A.

(d) Exhibits

Exhibit No.	Description

2.1*

Agreement and Plan of Merger dated September 1, 2010, by and among Taleo Corporation, Cajun Acquisition

Corporation, Learn.com, Inc. and with respect to Articles VII, VIII and IX only, James Riley as Stockholder

Representative and U.S. Bank National Association as Escrow Agent (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K (File No. 000-51299) filed on September 2, 2010).

23.1	Consent of Ernst & Young LLP

99.1	Consolidated financial statements of Learn.com as of December 31, 2009 and 2008, and for the years then ended.

99.2	Unaudited condensed consolidated financial statements of Learn.com, as of June 30, 2010, and for each of the six months ended June 30, 2010 and 2009.

99.3	Unaudited pro forma combined condensed balance sheet of Taleo Corporation as of June 30, 2010 and unaudited pro forma combined condensed statement of operations of Taleo Corporation for the twelve month period ended December 31, 2009 and the six month period ended June 30, 2010.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/S/ DOUGLAS C. JEFFRIES
Douglas C. Jeffries Executive Vice President and Chief Financial Officer

Date: December 17, 2010

EXHIBIT INDEX

Exhibit No.	Description

2.1*

Agreement and Plan of Merger dated September 1, 2010, by and among Taleo Corporation, Cajun Acquisition

Corporation, Learn.com, Inc. and with respect to Articles VII, VIII and IX only, James Riley as Stockholder

Representative and U.S. Bank National Association as Escrow Agent (which is incorporated herein by reference to Exhibit 2.1 to Taleo’s Current Report on Form 8-K (File No. 000-51299) filed on September 2, 2010).

23.1	Consent of Ernst & Young LLP.

99.1	Consolidated financial statements of Learn.com as of December 31, 2009 and 2008, and for the years then ended.

99.2	Unaudited condensed consolidated financial statements of Learn.com as of June 30, 2010, and for each of the six months ended June 30, 2010 and 2009.

99.3	Unaudited pro forma combined condensed balance sheet of Taleo Corporation as of June 30, 2010 and unaudited pro forma combined condensed statement of operations of Taleo Corporation for the twelve month period ended December 31, 2009 and the six month period ended June 30, 2010.

*	Previously filed.